                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David M. Butowsky, Stuart M. Strauss and Ronald
M. Feiman and each and any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-14 of TCW/DW Mid-Cap Equity Trust, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.




           SIGNATURE               TITLE            DATE
------------------------------   ---------   ------------------
         /s/ JOHN C. ARGUE
 ---------------------------     Trustee     February 25, 1999
         John C. Argue

         /s/ JOHN R. HAIRE
 ---------------------------     Trustee     February 25, 1999
         John R. Haire

    /s/ DR. MANUEL H. JOHNSON
 ---------------------------     Trustee     February 25, 1999
       Dr. Manuel H. Johnson

      /s/ MICHAEL E. NUGENT
 ---------------------------     Trustee     February 25, 1999
       Michael E. Nugent

      /s/ JOHN L. SCHROEDER
 ---------------------------     Trustee     February 25, 1999
       John L. Schroeder

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Barry Fink and Marilyn K. Cranney and each and any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-14 of TCW/DW Mid-Cap Equity Trust, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.




           SIGNATURE                      TITLE                   DATE
------------------------------   -----------------------   ------------------
    /s/ THOMAS E. LARKIN, JR.
 ---------------------------     President and Trustee     February 25, 1999
        Thomas E. Larkin, Jr

    /s/ RICHARD M. DEMARTINI
 ---------------------------     Trustee                   February 25, 1999
        Richard M. DeMartini

   /s/ CHARLES A. FIUMEFREDDO
 ---------------------------     Trustee                   February 25, 1999
      Charles A. Fiumefreddo

         /s/ MARC I. STERN
 ---------------------------     Trustee                   February 25, 1999
         Marc I. Stern